UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2004

Robbins & Myers, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	0-288	31-0424220

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kettering Tower, Dayton, OH	45423

(Address of principal executive offices)	(Zip code)

937-222-2610

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Robbins & Myers, Inc. dated June 23, 2004

Item 12. Results of Operations and Financial Condition

     On June 23, 2004, Robbins & Myers, Inc. issued a press release announcing its financial results for the third quarter and year to date of fiscal year 2004. The text of the release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robbins & Myers, Inc.
Date: June 24, 2004	By:/s/ Kevin J. Brown Kevin J. Brown Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release of Robbins & Myers, Inc. dated June 23, 2004